Acquisition of Business (Details)	12 Months Ended
Dec. 31, 2024
Dagesh Inventory Counting and Maintenance Ltd. [Member]
Acquisition of Business [Line Items]
Business combination, description	In consideration for the acquisition, the Company paid Dagesh a total amount of NIS 2.7 million (approximately $828) as follows: ● At closing, the Company paid NIS 2.15 million; ● NIS 150,000 was paid in April 2023; ● NIS 306,267 was paid as an earn out payment, in April 2023; and ● NIS 113,064 was paid in May 2024. The consideration included payment of earn-out through February 28, 2023, which eventually was higher by NIS 123,000 (approximately $35) than initially estimated. As a result, the total consideration increased from $793 to $828. This increase was recorded as expenses in year 2022, under general and administrative.